S ECU RE LOG IST ICS. WORLDW ID E. First Quarter A p ri l 26 , 2017 Exhibit 99.2

Safe Harbor Statement and Non-GAAP Results These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to information regarding: 2017 non-GAAP outlook, including revenue, organic growth, operating profit, operating profit margin, earnings per share and adjusted EBITDA; and 2019 non-GAAP financial targets, including revenue, organic growth, operating profit, adjusted EBITDA and earnings per share, and improvement initiatives. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated.These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; seasonality, pricing and other competitive industry factors; investment in information technology and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions, regulatory issues, currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, and restrictive government actions, including nationalization; labor issues, including negotiations with organized labor and work stoppages; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions (including those in the home security industry) and to successfully integrate acquired companies; costs related to dispositions and market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee and environmental liabilities in connection with former coal operations, including black lung claims ; the impact of the Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business and reputation; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2016, and in our other public filings with the Securities and Exchange Commission. The forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are included in the appendix and in the First Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. 2

CEO Overview Doug Pertz

CEO Overview 4 FIRST-QUARTER HIGHLIGHTS • Strong improvement in revenue, operating profit, earnings and cash flow • Revenue and profits up in all geographic segments • Continued improvement in U.S. and Mexico • Full-year earnings non-GAAP guidance raised to $2.55 - $2.65 per share on lower tax rate • 3-year strategic plan in place, execution gaining traction • Two acquisitions completed, more in pipeline Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com Revised 4/21/2017

First Quarter 2017 Non-GAAP Results 5 A Strong Start to 2017 ($ in millions) $689 $740 2016 2017 REVENUE ($ in millions) + 7% Organic Growth $33 $53 2016 2017 4.7% Margin OPERATING PROFIT 7.1% Margin + 62% ADJUSTED EBITDA $62 $83 0 10 20 30 40 50 60 70 80 90 100 2016 2017 9.0% Margin 11.2% Margin ($ in millions) +34% EPS +84% $0.31 $0.57 2016 2017 ($ in millions) Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com

2017 Non-GAAP Guidance 6 Full-Year EPS Guidance Raised $2,908 ~$3,000 2016 2017 REVENUE ($ in millions) +3% Growth Guidance ($ in millions) $212 $235-$245 2016 2017 7.3% Margin OPERATING PROFIT 7.8% – 8.2% Margin ($ in millions) Guidance +~13% Growth ADJUSTED EBITDA $333 $370-$380 0 50 100 150 200 250 300 350 400 450 2016 2017 ($ in millions) Guidance +~13% Growth EPS $2.24 $2.55 - $2.65 2016 2017 Guidance +~17% Growth Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. 2016 Actual adjusted to reflect currency impact assumed in the 2017 Non-GAAP Outlook included in the Company’s First Quarter 2017 Earnings Release. $2,828 Currency Adj. $197 Currency Adj. $316 Currency Adj. $2.05 Currency Adj. +6% Currency Adjusted +~22% Currency Adjusted +~19% Currency Adjusted +~27% Currency Adjusted

Our Strategy Accelerate Profitable Growth (APG) Close the Gap — Operational Excellence (CTG) Introduce Differentiated Services (IDS) ACCELERATE PROFITABLE GROWTH • Grow high-value services • Grow account share with large FI customers • Increase focus on smaller FIs • Penetrate large, unvended retail market • Explore core and adjacent acquisitions INTRODUCE DIFFERENTIATED SERVICES • Leverage uniform, best-in- class global technology base for logistics and operating systems • Offer end-to-end cash supply chain managed services • Launch customer portal and value-added, fee-based services CLOSE THE GAP • Operational excellence • Lead industry in safety and security • Exceed customer expectations • Increase operational productivity • Achieve industry-leading margins Culture 7

8 10%+ 2019 OP MARGIN TARGET = Fleet Improvements One-Person Vehicle Labor Network Optimization Sales Growth and CompuSafe® Base Margin 2% to 3% Branch Standardization Route Optimization Culture — Customer-driven, Lean + Building on our Base with 4 Breakthrough Initiatives in the U.S.

2019 Non-GAAP Targets 9 2016 Currency Adjusted 2019 Target REVENUE ($ in millions) ~5% CAGR $2,828 $3,275 1 2016 Currency Adjusted 2019 Target OPERATING PROFIT ($ in millions) ~10% Margin $325 $197 7.0% Margin ~18% CAGR ~65% Growth 1 2016 Currency Adjusted 2019 Target ADJUSTED EBITDA ($ in millions) ~$475 $316 11.2% Margin ~15% Margin ~15% CAGR ~50% Growth 1 2016 Currency Adjusted 2019 Target EPS ~$3.50 $2.05 ~71% Growth 1 ($) Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. 2016 Actual adjusted to reflect currency impact assumed in the 2017 Non-GAAP Outlook included in the Company’s First Quarter 2017 Earnings Release.

Ron Domanico Financial Review

($ Millions) 1% 7% Organic Adjusted 2016 RevenueCurrency Acq/Disp 2016 Revenue 2017 Revenue (1%)% Change Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding. $689 $690 $740 $7 ($5) $50 Non-GAAP Revenue: First Quarter 2017 vs 2016 11

($ Millions) Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding. 4.7% 7.1% Organic Adjusted 2016 Op ProfitCurrency Acq/Disp 2016 OP Profit 2017 OP Profit OP Margin $33 $31 $53 ($3) $1 $22 Non-GAAP Operating Profit: First Quarter 2017 vs 2016 12

$53 $29 $83 $33 $21 ($6) ($17) ($1) ($ Millions, except EPS) EPS 2017 $0.57 2016 $0.31 Net Interest & Other TaxesOp Profit Income from Continuing Ops D&A Minority Interest Interest Exp. &Taxes Adjusted EBITDA $1 ($7)$20 $14 $1_ $7 $21 vs 2016 Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding. Non-GAAP Results – First Quarter 13

2015 Actual 2016 Actual 2017 Outlook Returns — Capital Expenditures 14 ($ in millions) CAPITAL EXPENDITURES 2015 – 2017 CompuSafe® Facility Equipment / Other IT Armoured Vehicle D&A $132 $127 ~$145 Reinvestment Ratio1 0.9 1.1 TBD $124 Total Before CompuSafe® $137 $180 Total Before CompuSafe® CompuSafe® 1. See Non-GAAP reconciliation in Appendix $106 Total Before CompuSafe® $116

($ Millions) Leverage Ratio* 0.9 0.7 0.9 Note: No cash payments expected until 2021 for primary U.S. pension plan and 2027 for UMWA, based on 12/31/16 actuarial assumptions Cash Net Debt Note: See reconciliation to GAAP results in Appendix Debt Adjusted EBITDA and Financial Leverage * Net Debt divided by Adjusted EBITDA $291 $333 $354 2015 2016 TTM Mar 2017 $327 $247 $301 $168 $174 $203 Mar 2016 Dec 2016 Mar 2017 $495 $421 $504 Debt and Leverage 15

$154 $232 $125 $121 ($ Millions, except share price) $167 Adjusted EBITDA Multiple Trailing 12 Months Adjusted EBITDA Multiple $138 9.6%Margin 12.0% Multiple 7.1x 8.5x *Trailing 12 months as of 12/31/16 Source: Publicly available peer financial information Share Price $33.59 $53.45 Adj. EBITDA Brink’s Peers TTM Adjusted EBITDA 3/31/2016 TTM Adjusted EBITDA 3/31/2017 Depreciation & Amortization / Other Op Profit $354 $278 Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. 5.7x 7x 8.5x Dec 2015 Dec 2016 Mar 2017 8.7x 11.2x 8x Peer A Peer B Peer C Adjusted EBITDA 16

Conclusion

$163 $212 $235 - $245 $325 5.5% 7.3% 7.8% - 8.2% 10% -20 -15 -10 -5 0 5 10 0 50 100 150 200 250 300 350 400 2015 2016 2017 2019 Continued Improvement Expected in 2017 & Beyond Non-GAAP Operating Profit Margin 2017 Non-GAAP Outlook • Revenue $3 billion (6% organic growth) • Operating profit $235- $245 million; margin 7.8% - 8.2% • Adjusted EBITDA $370 to $380 million • EPS $2.55- $2.65 ($ Millions, except % and per share amounts) 2019 Non-GAAP Targets • 5% annual organic revenue growth to $3.3 billion • Operating profit $325 million • Adjusted EBITDA $475 million • $3.50 EPS Target Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. 18 Guidance

+ + Why Brink’s? Brink’s has the right leadership, the right strategy and the financial strength to drive superior shareholder returns. Market Strength • Premier global brand with unmatched footprint and customers in 100+ countries • Strong market position People • New leadership with proven track record • Customer-driven employees • Continuous improvement culture Strategy and Resources • Solid strategy • Industry’s strongest balance sheet

Questions?

Appendix

Non-GAAP Reconciliation — Net Debt The Brink’s Company and subsidiaries Non-GAAP Reconciliations — Net Debt (Unaudited) (In millions) a) Restricted cash borrowings are related to cash borrowed under lending arrangements used in the process of managing customer cash supply chains, which is currently classified as restricted cash and not available for general corporate purposes. b) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt. Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP, as of March 31, 2017, December 31, 2016 and March 31, 2016. 22 March 31, December 31, March 31, (In millions) 2017 2016 2016 Debt: Short-term borrowings $ 156.4 162.8 50.7 Long-term debt 372.0 280.4 443.9 Total Debt 528.4 443.2 494.6 Restricted cash borrowings(a) (24.0) (22.3) (0) Total Debt without restricted cash borrowings 504.4 420.9 494.6 Less: Cash and cash equivalents 218.7 183.5 186.8 Amounts held by Cash Management Services operations(b) (15.1) (9.8) (19.2) Cash and cash equivalents available for general corporate purposes 203.6 173.7 167.6 Net Debt $ 300.8 247.2 327.0

Non-GAAP Reconciliation — Other The Brink’s Company and subsidiaries Non-GAAP Reconciliations — Other Amounts (Unaudited) (In millions) Amounts Used to Calculate Reinvestment Ratio Property and Equipment Acquired During the Period Full-Year 2015 Full Year 2016 Capital expenditures — GAAP 101.1 112.2 Capital leases — GAAP 18.9 29.4 Total Property and equipment acquired 120.0 141.6 Venezuela property and equipment acquired (4.3) (5.0) Total property and equipment acquired excluding Venezuela 115.7 136.6 Depreciation Depreciation and amortization — GAAP 139.9 131.6 Amortization (4.2) (3.6) Venezuela depreciation (3.9) (0.7) Reorganization and Restructuring - (0.8) Depreciation — Non-GAAP 131.8 126.5 Reinvestment Ratio 0.9 1.1 23